UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2006

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3764

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2006, the Company entered into employment agreements with Joan Sullivan Garrett to transition from Chief Executive Officer to Chairman, James E. Lara to continue acting as President and Chief Operating Officer, and James Allen Williams to take over as Chief Executive Officer.

The Garrett Employment Agreement generally provides that Ms. Garrett will act as Chairman of the Company and be responsible for the representation and promotion of MedAire's brand to customers, governmental authorities, the medical community, and other stakeholders. Ms. Garrett will further assist in formulating the strategic vision of the Company, but will not have any day-to-day management responsibility. Ms. Garrett will retain all of the benefits and perquisites under her previous employment agreement, including an annual base salary of $249,690, an automobile allowance of $950 per month, and participation in the Company’s benefit plans, including bonus, medical, dental and vision insurance, life insurance, long term disability insurance and the 401(k) plan. The Garrett Employment Agreement will have a term of five years and will provide that Ms. Garrett's employment may not be terminated under any circumstances, but that the board of directors can elect to put Ms. Garrett on garden leave for the duration of the term of her employment, during which leave she will continue to be entitled to all pay, benefits and perquisites. The Garrett Employment Agreement includes non-competition provisions which will end when the term of Ms. Garrett's employment ends.

The Lara Employment Agreement generally provides that Mr. Lara will act as President and Chief Operating Officer of the Company. Mr. Lara will retain all of the benefits and perquisites under his previous employment agreement, including an annual base salary of $216,300, an automobile allowance of $500 per month, and participation in the Company’s benefit plans, including medical, dental and vision insurance, life insurance, long term disability insurance and the 401(k) plan. The term of the Lara Employment Agreement runs through December 31, 2007 and is renewed automatically for additional one year periods, unless either party serves written notice of an intent not to renew at least six months before the end of the initial or any renewal term. The Lara Employment Agreement may not be terminated under any circumstances, but the board of directors can elect, at any time, to place Mr. Lara on garden leave for 12 months with full pay, benefits and perquisites. The Lara Employment Agreement includes non-competition provisions which will end two years after Mr. Lara's employment ends and confidentiality provisions that continue indefinitely.

The Williams Employment Agreement generally provides that Mr. Williams will act as Chief Executive Officer of the Company and receive an annual base salary of $243,500, an automobile allowance of $500 per month, and participation in the Company’s benefit plans, including medical, dental and vision insurance, life insurance, long term disability insurance and the 401(k) plan. The term of the Williams Employment Agreement runs through December 31, 2007 and is renewed automatically for additional one year periods, unless either party serves written notice of an intent not to renew at least six months before the end of the initial or any renewal term. The Williams Employment Agreement also includes a provision entitling the Company, at any time, to place Mr. Williams on garden leave for 12 months with full pay, benefits and perquisites. The Williams Employment Agreement includes non-competition provisions which will end two years after Mr. Williams' employment ends and confidentiality provisions that continue indefinitely.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed, actions set forth in Consent Resolutions executed by shareholders holding the requisite number of outstanding shares of the voting stock of the Company necessary to approve such actions, which were included in a definitive Information Statement on Schedule 14C filed with the SEC and mailed to all shareholders of record on February 9, 2006, became effective March 1, 2006, 20 days from the date of such mailing.

On March 8, 2006, the new Board of Directors of the Company elected pursuant to such Consent Resolutions held its first meeting, received Joan Sullivan Garrett's resignation as Chief Executive Officer, designated Ms. Garrett to continue as Chairman of the Board pursuant to a new employment agreement, the terms of which are discussed under Item 1.01 above and incorporated by reference herein, and designated James Allen Williams to replace Ms. Garrett as Chief Executive Officer pursuant to a new employment agreement, the terms of which are discussed under Item 1.01 above and are incorporated by reference herein.

Mr. Williams will continue as a member of the Company's Board of Directors, a position he has held since December 21, 2005. Mr. Williams served as Executive Vice President and General Manager of International SOS Assistance, Inc. ("International SOS"), an emergency medical assistance company, from March 1999 through December 2004. From December 2004 through October 2005, Mr. Williams served as President and Chief Operating Officer, Americas Region, of International SOS. From October 2005 through December 2005, Mr. Williams served as Group Director for Health and Safety Market Development for International SOS. Mr. Williams' corporate responsibilities for International SOS have included the consolidation of United States International SOS operations, building a professional management team, direct oversight of International SOS' operations in North, Central and South America and development of health and safety commercial strategy and capabilities for the oil and gas industries and the commercial and military aviation sectors. Mr. Williams earned his Bachelor of Science degree in Mechanical Engineering from North Carolina State University. Mr. Williams' business address is c/o International SOS Assistance Inc., 3600 Horizon Blvd., Suite 300, Trevose, Pennsylvania, 19053.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, actions set forth in Consent Resolutions executed by shareholders holding the requisite number of outstanding shares of the voting stock of the Company necessary to approve such actions, which were included in a definitive Information Statement on Schedule 14C filed with the SEC and mailed to all shareholders of record on February 9, 2006, became effective March 1, 2006, 20 days from the date of such mailing.

The Consent Resolutions included a shareholder resolution asking the Board of Directors to consider amending Section 2 of Article II of the Company's Amended and Restated Bylaws to allow shareholders holding at least 10% of the Company's outstanding voting stock to call a special meeting of the shareholders (the "Bylaw Amendment"). At its meeting held on March 8, 2006, the Board of Directors considered and approved the Bylaw Amendment in the form attached hereto as Exhibit 99.1. Prior to effectiveness of the Bylaw Amendment, shareholders did not have the right to call a special meeting of the shareholders.

Item 8.01 Other Events.

On March 10, 2006, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated by reference herein summarizing the events described in this report.

Item 9.01 Financial Statements and Exhibits.

99.1 Bylaw Amendment Dated March 8, 2006
99.2 Press Release Dated March 10, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

March 10, 2006	By:	James Allen Williams

Name: James Allen Williams
Title: CEO

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Exhibit Index

Exhibit No.	Description

99.1	Bylaw Amendment Dated March 8, 2006
99.2	Press Release Dated March 10, 2006